Debt, term loan facility (Details) - U.S. Cellular Term loan facility - USD ($) $ in Millions	1 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Term loan
Payment terms		In January 2015, U.S. Cellular entered into a senior term loan credit facility. In July 2015, U.S. Cellular borrowed the full amount of $225 million available under this facility in two separate draws. The interest rate on outstanding borrowings will be reset at three and six month intervals at a rate of LIBOR plus 250 basis points. This credit facility provides for the draws to be continued on a long-term basis under terms that are readily determinable. U.S. Cellular has the ability and intent to carry the debt for the duration of the agreement. Principal reductions will be due and payable in quarterly installments of $2.8 million beginning in March 2016 through December 2021, and the remaining unpaid balance will be due and payable in January 2022. This facility was entered into for general corporate purposes, including working capital, spectrum purchases and capital expenditures.
Subordination agreement description		In connection with U.S. Cellular’s term loan credit facility, TDS and U.S. Cellular entered into a subordination agreement dated January 21, 2015 together with the administrative agent for the lenders under U.S. Cellular’s term loan credit agreement, which is substantially the same as the subordination agreement in the U.S. Cellular revolving credit facility described above. As of December 31, 2015, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the term loan facility pursuant to this subordination agreement.
U.S. Cellular
Term loan
Maximum borrowing capacity		$ 225.0
Agreement date		Jan. 21, 2015
Contractual spread		2.50%
Frequency of periodic Term Loan payment		quarterly
Maturity date		Jan. 21, 2022
U.S. Cellular | Expected event
Term loan
Term Loan periodic payment amount	$ 2.8